EXHIBIT 10.17

                       ASSIGNMENT AND ASSUMPTION OF LEASE

                THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "AGREEMENT") is made as of August 4, 2006, by and between GLOBAL CREDIT ANALYTICS, INC., a Delaware corporation ("ASSIGNOR") and XL CAPITAL ASSURANCE INC., a New York stock insurance corporation ("ASSIGNEE").

                For and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers, sets over and conveys to Assignee, all of Assignor's right, title and interest in and to that certain (i) Lease dated August 5, 1999 between 250 Park Avenue LLC, as landlord, and Assignor, as tenant (the "LEASE") and (ii) Agreement of Sublease dated April 7, 2003 between Assignor, as sublessor, and Miller Buckfire Lewis & Co., LLC, as sublessee (the "SUBLEASE"). Assignee hereby accepts the assignment and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor, as tenant under the Lease, and as sublandlord under the Sublease, in accordance with the terms of the Lease and the Sublease, as the case may be.

                This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement shall be governed by, and construed under, the laws of the State of New York.

                IN WITNESS WHEREOF, Assignor and Assignee do hereby execute and deliver this Agreement as of the date and year first above written.

                                        ASSIGNOR:
                                        ---------

                                        GLOBAL CREDIT ANALYTICS, INC., a
                                        Delaware corporation
                                        By: /s/ Edward B. Hubbard
                                           -----------------------------
                                             Name: Edward B. Hubbard
                                             Title:

                                        ASSIGNEE:
                                        ---------

                                        XL CAPITAL ASSURANCE INC.
                                        a New York stock insurance corporation
                                        By: /s/ Edward B. Hubbard
                                           -----------------------------
                                             Name: Edward B. Hubbard
                                             Title: